                                                                   EXHIBIT 10.13

--------------------------------------------------------------------------------

TBCC



                          LOAN AND SECURITY AGREEMENT


BORROWER:      PILOT NETWORK SERVICES, INC.,
               A CALIFORNIA CORPORATION
ADDRESS:       1080 MARINA VILLAGE PARKWAY
               ALAMEDA, CALIFORNIA 94501

DATE:          MAY 11, 1998

THIS LOAN AND SECURITY AGREEMENT is entered into as of the above date, between the above borrower (the "Borrower"), having its chief executive office and principal place of business at the address shown above, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 16133 Ventura Blvd., Suite 700, Encino, California 91436. The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 9 below.) The parties agree as follows:

1.   LOANS.
     -----

     1.1. Loans. TBCC, subject to the terms and conditions of this Agreement,
          -----
agrees to make loans (the "Loans") to Borrower, from time to time during the period from the date of this Agreement to the Maturity Date set forth in the Schedule, at Borrower's request, in an aggregate principal amount at any one time outstanding not to exceed the Credit Limit shown on the Schedule. If at any time the total outstanding Loans and other monetary Obligations exceed said limit, Borrower shall repay the excess immediately without demand. Borrower shall use the proceeds of all Loans solely for lawful general business purposes.

     1.2. Due Date. The Loans, all accrued interest and all other monetary
          --------
Obligations shall be payable in full on the Maturity Date. Borrower may borrow, repay and reborrow Loans (other than any Term Loans), in whole or in part, in accordance with the terms of this Agreement.

     1.3. Loan Account. TBCC shall maintain an account on its books in the name
          ------------
of Borrower (the "Loan Account"). All Loans and advances made by TBCC to Borrower or for Borrower's account and all other monetary Obligations will be charged to the Loan Account. All amounts received by TBCC from Borrower or for Borrower's account will be credited to the Loan Account. TBCC will send Borrower a monthly statement reflecting the activity in the Loan Account, and each such monthly statement shall be an account stated between Borrower and TBCC and shall be final conclusive and binding absent manifest error.

     1.4  Collection of Receivables. Borrower shall remit to TBCC all
          -------------------------
Collections relating to trade Receivables (and such other Receivables as TBCC may request from time to time) including all checks, drafts and other documents and instruments evidencing remittances in payment (collectively referred to as "Items of Payment") within one Business Day after receipt, in the same form as received, with any necessary endorsements. For purposes of calculating interest due to TBCC, credit will be given for Collections and all other proceeds of Collateral and other payments to TBCC three Business Days after receipt of cleared funds. Borrower's Loan Account will be credited only with the net amounts actually received in payment of Receivables, and such payments shall be credited to the Obligations in such order as TBCC shall determine in its discretion. Pending delivery to TBCC, Borrower will not commingle any Items of Payment with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC. Borrower hereby agrees to endorse any Items of Payment upon the request of TBCC.

     1.5. Reserves. TBCC may, from time to time, in its Good Faith business
          --------
judgment: (i) establish and modify reserves against Eligible Receivables, (ii) modify advance rates with respect to Eligible Receivables, (iii) modify the standards of eligibility set forth in the definitions of Eligible Receivables, and (iv) establish reserves against available Loans.

     1.6. Term.
          ----

          (a) The term of this Agreement shall be from the date of this Agreement to the Maturity Date set forth in the Schedule, unless sooner terminated in accordance with the terms of this Agreement, provided that the Maturity Date

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date. On the Maturity Date or on any earlier termination of this Agreement Borrower shall pay in full all Obligations, and notwithstanding any termination of this Agreement all of TBCC's security interests and all of TBCC's other rights and remedies shall continue in full force and effect until payment and performance in full of all Obligations.

     (b) This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to TBCC; or (ii) by TBCC at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by TBCC under this Section 1.6(b), Borrower shall pay to TBCC a termination fee (the "Termination Fee") in the amount shown on the Schedule. The Termination Fee shall be due and payable on the effective date of termination. Notwithstanding the foregoing, Borrower shall have no principal of, or interest on any of the Loans or any other monetary Obligations are outstanding, except upon prepayment of all Obligations and the satisfaction of all other conditions set forth in the Loan Documents. Other than with respect to the Termination Fee set forth above, the Borrower may pay the Loans and other Obligations arising under this Agreement and the Revolving Credit Note of even date herewith, as modified from time to time at any time without penalty or any other additional cost to the Borrower, provided that the foregoing shall not
                                       --------
limit or otherwise affect any termination or prepayment fee with respect to other indebtedness owing to TBCC under any other document, instrument or agreement.

     1.7. Payment Procedures. Borrower hereby authorizes TBCC to charge the Loan
          ------------------
Account with the amount of all interest, fees, expenses and other payments to be made hereunder and under the other Loan Documents. TBCC may, but shall not be obligated to, discharge Borrower's payment obligations hereunder by so charging the Loan Account. Whenever any payment to be made hereunder is due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest due.

     1.8. Conditions to Initial Loan. The obligation of TBCC to make the initial
          --------------------------
Loan is subject to the satisfaction of the following conditions prior to or concurrent with such initial Loan, and Borrower shall cause all such conditions to be satisfied by the Closing Deadline set forth in the Schedule.

     (a) Except for the filing of termination statements under the Uniform Commercial Code by the existing lender to Borrower whose loans are being repaid with the Loan proceeds, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection, with the execution, delivery, performance, validity or enforceability of this Agreement, or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or the continuing operations of the Borrower following the consummation of such transactions.

     (b) TBCC and its counsel shall have performed (i) a review satisfactory to TBCC of all the Material Contracts and other assets of the Borrower, the financial condition of the Borrower, including all of its tax, litigation, environmental and other potential contingent liabilities, and the corporate and capital structure of the Borrower and (ii) a pre-closing audit and collateral review, in each case with results satisfactory to TBCC.

     (c) TBCC shall have received the following, each dated the date of the initial Loan or as of an earlier date acceptable to TBCC, in form and substance satisfactory to TBCC and its counsel: (i) a Depository Account Agreement duly executed by the Borrower and its Bank on TBCC's standard form; (ii) acknowledgment copies of Uniform Commercial Code financing statements (naming TBCC as secured party and the Borrower as debtor), duly filed in all jurisdictions that TBCC deems necessary or desirable to perfect and protect the Liens created hereunder, and Official Uniform Commercial Code searches in such jurisdictions, showing such financing statements of record; (iii) the opinion of counsel for the Borrower in the form attached hereto as Exhibit A; (iv) certified copies of all policies of insurance required by this Agreement and the other Loan Documents, together with loss payee endorsements for all such policies naming TBCC as lender loss payee and an additional insured; (v) Copies of the Borrower's articles or certificate of incorporation, certified as true, correct and complete by the secretary of state of Borrower's state of incorporation within 45 days of the date hereof; (vi) copies of the bylaws of the Borrower and a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that such copies of the bylaws and resolutions are true, complete and accurate copies thereof, have not been amended or modified since the date of such certificate and are in full force and effect and (B) the incumbency, names and true signatures of the officers of the Borrower; (vii) a good standing certificate from the Secretary of State of Borrower's state of incorporation and each state in which the Borrower is qualified as a foreign corporation, each dated within ten days of the date hereof; (viii) such other agreements and instruments as TBCC reasonably deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
     1.9. Conditions to Lending. The obligation of TBCC to make any Loan is
          ---------------------
subject to the satisfaction of the following conditions precedent:

          (a) There shall be no pending or, to the knowledge of Borrower after due inquiry, threatened litigation, proceeding, inquiry or other action relating to this Agreement, or any other Loan Document, or which could be expected to have a Material Adverse Effect in the judgment of TBCC.

          (b) Borrower shall be in compliance with all Requirements of Law and Material Contracts, other than such noncompliance that could not have a Material Adverse Effect;

          (c) The Liens in favor of TBCC shall have been duly perfected and shall constitute first priority Liens, except for Permitted Liens;

          (d) All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

          (e) No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

          (f)  No Material Adverse Effect shall have occurred.

2.   INTEREST AND FEES.
     -----------------

     2.1. Interest. Borrower shall pay TBCC interest on all outstanding Loans
          --------
and other monetary Obligations, at the interest rate set forth in the Schedule. Interest shall be payable monthly in arrears on the first Business Day of each month, and on the Maturity Date. Following the occurrence and during the continuance of any Event of Default, the interest rate applicable to all Obligations shall be increased by two percent per annum.

     2.2. Fees. Borrower shall pay TBCC the fees set forth in the Schedule.
          ----

     2.3. Calculations. All interest and fees under this Agreement shall be
          ------------
calculated on the basis of a year of 360 days for the actual number of days elapsed in the period for which such interest or fees are payable.

     2.4  Taxes. Any and all payments by Borrower under this Agreement or any
          -----
other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and penalties, interest and all other liabilities with respect thereto, excluding in the case of TBCC, taxes imposed on its net income and franchise taxes imposed on it by the jurisdiction under the laws of which TBCC is organized or any political subdivision thereof.

3.   SECURITY.
     --------

     3.1. Grant of Security Interest. To secure the payment and performance when
          --------------------------
due of all of the Obligations, Borrower hereby grants to TBCC a security interest in all of its present and future Receivables, Inventory, Equipment, Other Property, and other Collateral, wherever located provided that TBCC shall have no security interest in any of the IP Assets.

     3.2. Other Liens; Location of Collateral. Borrower represents, warrants and
          -----------------------------------
covenants that all of the Collateral and the IP Assets are and will at all times continue to be, free and clear of all Liens, other that Permitted Liens and Liens in favor of TBCC, except it is understood that TBCC does not have a security interest in IP Assets. All Collateral is and will continue to be maintained at the locations shown on the Schedule.

     3.3. Receivables.
          -----------

          (a)  Schedules. As often as reasonably requested by TBCC, Borrower
               ---------
shall execute and deliver to TBCC written schedules of Receivables and Eligible Receivables (but the failure to execute or deliver any schedule shall not affect or limit TBCC's security interest in all Receivables). On TBCC's reasonable request, Borrower shall also furnish to TBCC copies of invoices to customers and shipping and delivery receipts. Borrower shall deliver to TBCC the originals of all letters of credit, notes, and instruments as defined in the Uniform Commercial Code in its favor and such endorsements or assignments as TBCC may reasonably request (other than with respect to notes receivables from the employees of the Borrower with respect to the loans made to employees in accordance with the ordinary custom and practices of the Borrower with respect to the making of any such loans).

          (b)  Records, Collections. Borrower shall report all customer credits
               --------------------
to TBCC, on the regular reports to TBCC in the form from time to time specified by TBCC, Borrower shall notify TBCC of all returns and recoveries of merchandise and of all claims asserted with respect to merchandise, on its regular reports to TBCC. Borrower shall not settle or adjust any dispute or claim, or grant any discount, credit or allowance or accept any return of merchandise, except in the ordinary course of its business, without TBCC's prior written consent.

          (c)  Representations. Borrower represents and warrants to TBCC that
               ---------------
each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent and undisputed, bona fide, existing, unconditional obligation of the account debtor created by the sale, delivery, and acceptance of goods or the condition of services, in the ordinary course of Borrower's business, and meet the Minimum Eligibility Requirements set forth in Section 9.1(n) or represent Receivables relating to advance payments by the account debtors with respect to service contracts that are satisfactory to TBCC in its discretion and that otherwise meet the Minimum eligibility Requirements set forth in Section 9.1(n).

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------

     3.4. Inventory. Borrower shall maintain full, accurate and complete records
          ---------
respecting the Inventory describing the kind, type and quantity of the Inventory and Borrower's cost therefor, withdrawals therefrom and additions thereto, including a perpetual inventory for work in process and finished goods.

     3.5. Equipment. Borrower shall at all times keep correct and accurate
          ---------
records itemizing and describing the location, kind, type, age and condition of the Equipment, Borrower's cost therefor and accumulated depreciation thereof and retirements, sales, or other dispositions thereof. Borrower shall keep all of its Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, ordinary wear and tear excepted. No Equipment shall be annexed or affixed to or become part of any realty, unless the owner of the realty has executed and delivered a Landlord Waiver in such form as TBCC shall specify. Where Borrower is permitted to dispose of any Equipment under this Agreement or by any consent thereto hereafter given by TBCC, Borrower shall do so at arm's length, in good faith and by obtaining the maximum amount of recovery practicable therefor and without impairing the operating integrity or value of the remaining Equipment.

     3.6. Further Assurances. Borrower will perform any and all steps that TBCC
          ------------------
may reasonably request to perfect TBCC's security interests in the Collateral, including, without limitation, executing and filing financing and continuation statements in form and substance satisfactory to TBCC. If TBCC determines it is reasonably necessary or desirable to do so in light of the then existing circumstances, TBCC is hereby authorized by Borrower to sign Borrower's name or file any financing statements or similar documents or instruments covering the Collateral whether or not Borrower's signature appears thereon, Borrower agrees, from time to time, at TBCC's request, to file notices of Liens, financing statements, similar document or instruments, and amendments, renewals and continuations thereof, and cooperate with TBCC, in connection with the continued perfection and protection of the Collateral. If any Collateral is in the possession or control of any Person other than a public warehouseman where the warehouse receipt is in the name of or held by TBCC, Borrower shall notify such Person of TBCC's security interest therein and, upon request, instruct such Person or Persons to hold all such Collateral for the account of TBCC and subject to TBCC's instructions, provided that the foregoing requirement shall
                                --------
not apply to Equipment located at the premises of the Borrower's customers in the ordinary course of business. If so requested by TBCC, Borrower will deliver to TBCC warehouse receipts covering any Collateral located in warehouses showing TBCC as the beneficiary thereof and will also cause the warehouseman to execute and deliver such agreements as TBCC may request relating to waivers of liens by such warehouseman and the release of the Inventory to TBCC on its demand. Borrower shall defend the Collateral against all claims and demands of all Persons.

     3.7. Power of Attorney. Borrower hereby appoints and constitutes TBCC as
          -----------------
Borrower's attorney-in-fact (i) to request at any time from account debtors verification of information concerning Receivables and the amount owing thereon in accordance with procedures of which TBCC has advised the Borrower, (ii) upon the occurrence and during the continuance of an Event of Default, to convey any item of Collateral to any purchaser thereof, (iii) to give or sign Borrower's name to any notices or statements necessary or desirable to create or continue the Lien on any Collateral granted hereunder if TBCC determines it is reasonably necessary or desirable to do so in light of the then existing circumstances, and
(iv) to make any payment or take any act necessary or desirable to protect or preserve any Collateral. TBCC's authority hereunder shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral and take any other actions arising from or incident to the powers granted to TBCC under this Agreement. This power of attorney is coupled with an interest and is irrevocable during the term of this agreement.

4.   Representations and Warranties of Borrower. Borrower represents and
     ------------------------------------------
warrants as follows:

     4.1. Organization, Good Standing and Qualification. Borrower (i) is a
          ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California set (ii) has the corporate power and authority to own its properties and assets and to transact the businesses in which it is engaged and (iii) is duly qualified, authorized to do business and in good standing in each jurisdiction where it is engaged in business, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

     4.2. Locations of Offices, Records and Collateral. The address of the
          --------------------------------------------
principal place of business and chief executive office of Borrower is, and the books and records of Borrower and all of its chattel paper and records relating to Collateral are maintained exclusively in the possession of Borrower at, the address of Borrower specified in heading of this Agreement. Borrower has places of business, and Collateral is located, only at such address and at the addresses set forth in the Schedule.

     4.3  Authority. Borrower has the requisite corporate power and authority to
          ---------
execute, deliver and perform its obli-

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
gations under each of the Loan Documents. All corporate action necessary for the execution, delivery and performance by Borrower of the Loan Documents has been taken.

     4.4.  Enforceability. This Agreement is, and, when executed and delivered,
           --------------
each other Loan Document will be, the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

     4.5.  No Conflict. The execution, delivery and performance of each Loan
           -----------
Document by Borrower does not and will not contravene (i) any of the Governing Documents, (ii) any Requirement of Law or (iii) any Material Contract and will not result in the imposition of any Liens other than in favor of TBCC.

     4.6.  Consents and Filings. No consent, authorization or approval of, or
           --------------------
filing with or other act by, any shareholders of Borrower or any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby or the continuing operations of Borrower following such consummation, except (i) those that have been obtained or made, and (ii) the filing of financing statements under the Uniform Commercial Code.

     4.7.  Solvency. Borrower is Solvent and will be Solvent upon the completion
           --------
of all transactions contemplated to occur on or before the date of this Agreement (including, without limitation, the Loans to be made on the date of this Agreement).

     4.8.  Financial Data. Borrower has provided to TBCC complete and accurate
           --------------
Financial Statements, which have been prepared in accordance with GAAP (except with respect to the notes thereto) consistently applied throughout the periods involved and fairly present the financial position and results of operations of Borrower for each of the periods covered. Borrower has no Contingent Obligation or liability for taxes, unrealized losses, unusual forward or long-term commitments or long-term leases, which is not reflected in such Financial Statements or the footnotes thereto. Since the last date covered by such Financial Statements, there has been no sale, transfer or other disposition by Borrower of any material part of its business or property (including any capital stock of any other Person) material in relation to the financial condition of Borrower at said date. Since said date, (i) there has been no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect and (ii) none of the capital stock of Borrower has been redeemed, retired, purchased or otherwise acquired for value by Borrower except that the Borrower has previously repurchased shares of Common Stock of the Borrower from its employees, officers, directors, consultants and other person performing services for the Borrower pursuant to the Borrower's option to repurchase such shares at cost or upon the occurrence of certain events, such as termination of employment.

     4.9.  Accuracy and Completeness of Information. All data, reports and
           ----------------------------------------
information previously, now or hereafter furnished by or on behalf of Borrower to TBCC or the Auditors are or will be true and accurate in all material respects on the date as of which such data, reports and information are dated or certified, and not incomplete by omitting to state any material fact necessary to make such data, reports and information not materially misleading at such time. There are not facts now known to Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been disclosed in writing to TBCC.

     4.10. No Joint Ventures, Partnerships or Subsidiaries. Borrower is not
           -----------------------------------------------
engaged in any joint venture or partnership with any other Person. Borrower has no Subsidiaries.

     4.11. Corporate and Trade Name. During the past five years, Borrower has
           ------------------------
not been known by or used any other corporate, trade or fictitious name except for its name as set forth on the signature page of this Agreement and the other names specified in the Schedule.

     4.12. No Actual or Pending Material Modification of Business. There exists
           ------------------------------------------------------
no actual or, to the best of Borrower's knowledge after due inquiry, threatened termination, cancellation or limitation of, or any modification or change in the business relationship of Borrower with any customer or group of customers whose purchases individually or in the aggregate are material to the operation of Borrower's business or with any material supplier.

     4.13. No Broker's or Finder's Fees. No broker or finder brought about this
           ----------------------------
Agreement or the Loans. No broker's or finder's fees or commissions will be payable by Borrower to any Person in connection with the transactions contemplated by this Agreement.

     4.14. Taxes and Tax Returns. Borrower has properly completed and timely
           ---------------------
filed all income tax returns it is required to file. The information filed is complete and accurate in all material respects. All deductions taken in such income tax returns are appropriate and in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accordance with GAAP. All taxes, assessments, fees and other governmental charges for periods beginning prior to the date of this Agreement have been timely paid (or, if not yet due, adequate reserves therefor have been established) and Borrower has no liability for taxes in excess of the amounts so paid or reserves so established. No deficiencies for taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority against Borrower and no notice of any take Lien has been filed. There are no pending or threatened audits, investigations or claims for or relating to

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
any liability for taxes and there are not matters under discussion with any Governmental Authority which could result in an additional liability for taxes. No extension of a statute of limitations relating to taxes, assessments, fees or other governmental charges is in effect with respect to Borrower.
Borrower is not a party to and does not have any obligations under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

     4.15. No Judgments or Litigation. No judgments, orders, writs or decrees
           --------------------------
are outstanding against Borrower, nor is there now pending or, to the knowledge of Borrower after due inquiry, threatened litigation, contested claim, investigation, arbitration, or governmental proceeding by or against Borrower that (i) could individually or in the aggregate be likely in the reasonably business judgment of TBCC to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or the consummation of the transactions contemplated hereby or thereby.

     4.16. Investments; Contracts. Borrower (i) has not committed to make any
           ----------------------
Investment; (ii) is not a party to any indenture, agreement, contract, instrument or lease or subject to any charter, bylaw or other corporate restriction or any injunction, order, restriction or decree, which would materially and adversely affect its business, operations, assets or financial condition; (iii) is not a party to any "take or pay" contract as to which it is the purchaser; or (iv) has no material contingent or long-term liability, including management contracts (excluding employment contracts of full-time individual officers or employees), which could have a Material Adverse Effect.

     4.17. No Defaults; Legal Compliance. Borrower is not in default under any
           -----------------------------
term of any Material Contract or in violation of any Requirement of Law, nor is Borrower subject to any investigation with respect to a claimed violation of any Requirement of Law.

     4.18. Rights in Collateral; Priority of Liens. All Collateral and all IP
           ---------------------------------------
Assets are owned or leased by Borrower, free and clear of any and all Liens in favor of third parties, other than Permitted Liens. The Liens granted to TBCC pursuant to the Loan Documents constitute valid, enforceable and perfected first-priority Liens on the Collateral, except for Permitted Liens.

     4.19. Intellectual Property. Set forth in the written Representations and
           ---------------------
Warranties of Borrower previously delivered to TBCC is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights (registered), and all applications therefor and licenses thereof, of Borrower. Borrower owns or licenses all material patents, trademarks, service-marks, logos, tradenames, trade secrets, know-how, copyrights, or licenses and other rights with respect to any of the foregoing, which are necessary or advisable for the operation of its business as presently conducted or proposed to be conducted in accordance with the current business plans of the Borrower. To the best of its knowledge after due inquiry, Borrower has not infringed any patent, trademark, service-mark, tradename, copyright, license or other right owned by any other Person by the sale or use of any product, process, method, substance, part or other material presently contemplated to be sold or used, where such sale or use would reasonably be expected to have a Material Adverse Effect and no claim or litigation is pending, or to the best of Borrower's knowledge, threatened against or affecting Borrower that contests its right to sell or use any such product, process, method, substance, part or other material.

     4.20. Labor Matters. There are no existing or threatened strikes, lockouts
           -------------
or other disputes relating to any collective bargaining or similar agreement to which Borrower is a party which would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

     4.21. Licenses and Permits. Borrower has obtained and holds in full force
           --------------------
and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, casements, rights of way and other rights and approvals which are necessary or advisable for the operation of its business as presently conducted and as proposed to be conducted in accordance with the current business plans of the Borrower except where the failure to possess any of the foregoing (individually or in the aggregate) would not have a Material Adverse Effect.

     4.22. Government Regulation. Borrower is not subject to regulation under
           ---------------------
the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940, or any other Requirement of Law that limits its ability to incur indebtedness or its ability to consummate the transactions contemplated by this Agreement and the other Loan Documents.

     4.23. Business and Properties. The business of Borrower is not affected (as
           -----------------------
of the date that this representation is made or is deemed to be made) by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, bail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

     4.24. Affiliate Transactions. Borrower is not a party to or bound by any
           ----------------------
agreement or arrangement (whether oral or written) to which any Affiliate of Borrower is a party except (i) in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower, (ii) upon fair and reasonable terms no less favorable to Borrower than it could obtain in a comparable arm's-length transaction with an unaffiliated Person and (iii) in connection with the status of an affiliate as a shareholder of the Borrower regarding agreements executed in connection with the purchase by such person of the preferred and common stock of the Borrower.

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------

     4.25. Survival of Representations. All representations made by Borrower in
           ---------------------------
this Agreement and in any other Loan Document executed and delivered by it in connection herewith shall survive the execution and delivery hereof and thereof and the closing of the transactions contemplated hereby and thereby.

5.   AFFIRMATIVE COVENANTS OF THE BORROWER. Until termination of this Agreement
     -------------------------------------
and payment and satisfaction of all Obligations:

     5.1   Corporate Existence. Borrower shall (i) maintain its corporate
           -------------------
existence, (ii) maintain in full force and effect all material licenses, bonds, franchises, leases, trademarks, qualifications and authorizations to do business, and all material patents, contracts and other rights necessary or advisable to the conduct of its business as now conducted and as now contemplated to conducted by the Borrower, and (iii) continue in, and limit its operations to, the same lines of business as presently conducted by it. Nothing in this Agreement is intended to restrict the Borrower from undertaking a public offering of its stock.

     5.2   Maintenance of Property. Borrower shall keep all property useful and
           -----------------------
necessary to its business in good working order and condition (ordinary wear and tear excepted) in accordance with its past operating practices.

     5.3   Affiliate Transactions. Borrower shall conduct transactions with any
           ----------------------
of its Affiliates on an arm's-length basis or other basis no less favorable to Borrower and which are approved by the board of Directors of Borrower.

     5.4.  Taxes. Borrower shall pay when due (i) all tax assessments, and other
           -----
governmental charges and levies imposed against it or any of its property and
(ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that, unless such tax assessment, charge, levy or
          --------  -------
claim has become a Lien on any of the property of Borrower, it need not be paid if it is being contested in good faith, by appropriate proceedings diligently conducted and an adequate reserve or other appropriate provision shall have been made therefor as required in accordance with GAAP.

     5.5.  Requirements of Law. Borrower shall comply with all Requirements of
           -------------------
Law applicable to it, including, without limitation, all applicable Federal, State, local or foreign laws and regulations, including, without limitation, those relating to environmental matters, employee matters, the Employee Retirement Income Security Act of 1974, and the collection, payment and deposit of employees' income, unemployment and social security taxes, provided that
                                                              --------
Borrower shall not be deemed in violation hereof if Borrower's failure to comply with any of the foregoing would not require more than $50,0000 to cure the same.

     5.6.  Insurance. Borrower shall maintain public liability insurance,
           ---------
business interruption insurance, third party property damage insurance and replacement value insurance on its assets (including the Collateral) under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to TBCC in its commercially reasonably judgment, all of which policies covering the Collateral shall name TBCC as an additional insured and lender loss payee in case of loss, and contain other provisions as TBCC may reasonably require to protect fully TBCC's interest in the Collateral and any payments to be made under such policies.

     5.7.  Books and Records; Inspections. Borrower shall (i) maintain books and
           ------------------------------
records (including computer records) pertaining to the Collateral and the IP Assets in such detail, form and scope as is consistent with good business practice and (ii) provide TBCC and its agents reasonable access to the premises of Borrower at any time and from time to time, during the normal business hours and upon reasonable notice under the circumstances (provided that prior to an Event of Default TBCC agrees that it will conduct no more than three audits per calendar year as set forth herein), and at any time on and after the occurrence of a Default or Event of Default, for the purposes of (A) inspecting and verifying the Collateral, (B) inspecting and copying (at Borrower's expense) any and all records pertaining thereto and to the IP Assets, and (C) discussing the affairs, finances and business of Borrower with any officer, employee or director of Borrower or with the Auditors. Borrower shall reimburse TBCC for the reasonable travel and related expenses of TBCC's employees or, at TBCC's option, of such outside accountants or examiners as may be retained by TBCC to verify or inspect Collateral, records or documents of Borrower on a regular basis or for a special inspection if TBCC deems the same appropriate. If TBCC's own employees are used, Borrower shall also pay therefor $600 per person per day (or such other amount as shall represent TBCC's then current standard charge for the same), or, if outside examiners or accountants are used, Borrower shall also pay TBCC such sum as TBCC may be obligated to pay as fees therefor.

     5.8.  Notification Requirements. Borrower shall give TBCC the following
           -------------------------
notices and other documents;

           (a)  Notice of Defaults. Borrower shall give TBCC written notice of
                ------------------
any Default or Event of Default within two Business Days after becoming aware of the same.

           (b)  Proceedings or Adverse Changes. Borrower shall give TBCC written
                ------------------------------
notice of any of the following, promptly, and in any event within five Business days after Borrower becomes aware of any of the following: (i) any proceeding being instituted or threatened by or against it in any federal, state, local or foreign court or before any commission or other regulatory body involving a sum, together

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
with the sum involved in all other similar proceedings, in excess of $200,000 or, if for a lesser amount, could have a Material Adverse Effect in the aggregate, (ii) any order, judgment or decree being entered against Borrower or any of its properties or assets involving a sum, together with the sum of all other orders, judgments or decrees, in excess of $100,000 in the aggregate, and
(iii) any actual or prospective change, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

           (c)  Change of Name or Chief Executive Officer Opening Additional
                ------------------------------------------------------------
Places of Business. Borrower shall give TBCC at least 20 days prior written
------------------
notice of any change of Borrower's corporate name or its chief executive office or of the opening of any additional place of business where any Collateral is located, other than for the locating of Equipment on the premises of the customers of the Borrower in the ordinary course of Borrower's business, provided that with respect to sales offices locations only, Borrower shall give TBCC reasonably prompt notice regarding the opening thereof.

           (d)  Casualty Loss. Borrower shall (i) provide written notice to
                -------------
TBCC, promptly, and in any event within ten Business Days after Borrower becomes aware, of any material damage to the destruction of or any other material loss to any asset or property owned or used by Borrower other than any such asset or property with a net book value (individually or in the aggregate) less than, $20,000 or any condemnation, confiscation or other taking, in whole or in part, or any event that otherwise diminishes so as to render impracticable or unreasonable the use of such asset or property owned or used by Borrower together with the amount of the damage, destruction, loss or diminution in value and (ii) diligently file and prosecute its claim or claims for any award or payment in connection with any of the foregoing.

     5.9.  Qualify to Transact Business. Borrower shall qualify to transact
           ----------------------------
business as a foreign corporation in each jurisdiction where the nature or extent of its business or the ownership of its property requires it to be so qualified or authorized and where failure to qualify or be authorized would have a Material Adverse Effect.

     5.10. Financial Reporting. Borrower shall timely deliver to TBCC the
           -------------------
following financial information: the information set forth in the Schedule, and, when requested by TBCC in its good-faith judgment, any further information respecting Borrower or any Collateral. Borrower authorizes TBCC to communicate directly with its officers, employees and Auditors and to examine and make abstracts from its books and records. Borrower authorizes its Auditors to disclose to TBCC any and all financial statements, work papers and other information of any kind that they may have with respect to Borrower and its business and financial and other affairs. Borrower shall deliver a letter addressed to the Auditors requesting them to comply with the provisions of this paragraph when requested by TBCC.

     5.11. Payment of Liabilities. Borrower shall pay and discharge, in the
           ----------------------
ordinary course of business, all Indebtedness, except where the same may be contested in good faith by appropriate proceedings and adequate reserves with respect thereto have been provided on the books and records of Borrower in accordance with GAAP.

     5.12. Trademarks. Borrower shall do and cause to be done all things
           ----------
reasonably necessary to preserve and keep in full force and effect all of its material registrations of trademarks, service marks and other marks, trade names and other trade rights.

     5.13. Proceeds of Collateral. Without limiting any of the other terms of
           ----------------------
this Agreement, and without implying any consent to any sale or other transfer of Collateral in violation of any provision of this Agreement, Borrower shall deliver to TBCC all proceeds of any sale or other transfer or disposition of any Collateral, immediately upon receipt of the same and in the same form as received, with any necessary endorsements, and Borrower will not commingle any such proceeds with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC provided that the foregoing shall not apply to the permitted sales of assets as set forth in Section 6.4 hereof.

     5.14. Solvency. Borrower shall be Solvent at all times.
           --------

6.   NEGATIVE COVENANTS. Until termination of this Agreement and payment and
     ------------------
satisfaction of all Obligations:

     6.1.  Contingent Obligations. Borrower will not (without the written
           ----------------------
consent of TBCC), directly or indirectly, incur, assume, or suffer to exist any Contingent Obligation, excluding indemnities given in connection with this Agreement or the other Loan Documents in favor of TBCC or in connection with the sale of Inventory or other asset dispositions permitted hereunder or indemnities given in connection with the Borrower's entering into service contracts, equipment lease transactions, marketing agreements, in any initial public offering of the stock of the Borrower or in other agreements entered into the ordinary course of the Borrower's business.

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
     6.2.  Corporate Changes, Borrower will not (without the written consent to
           -----------------
TBCC) directly or indirectly, merge or consolidate with any Person, or liquidate or dissolve (or suffer any liquidation or dissolution).

     6.3.  Change in Nature of Business.  borrower will not at any time make any
           ----------------------------
material change in the lines of its business as carried on at the date of this Agreement or enter into any new line of business.

     6.4.  Sales of Assets.  Borrower will not, directly or indirectly, in any
           ---------------
fiscal year, sell, transfer or otherwise dispose of any assets, or grant any option or other right to purchase or otherwise acquire any assets other than (i) Equipment with an aggregate value of less than $100,000 the proceeds of which shall be paid to TBCC and applied to the Obligations to the extent that TBCC has a first priority security interest therein or to the extent that any proceeds arising therefrom remain after the holder of a first priority security has received any amount due it , and (ii) sales of Inventory in the ordinary course of business.

     6.5.  Cancellation of Debt. Borrower will not cancel any claim or debt
           --------------------
owned to it, except in the ordinary course of business.

     6.6.  Loans to Other Persons.  Borrower will not at any time make loans or
           ----------------------
advance any credit (except to trade debtors in the ordinary course of business) to any Person in excess of $100,000 in the aggregate at any time for all such loans and $100,000 in the aggregate outstanding at any one time for loans make to employees in connection with the purchase of the stock of the borrower by such employees or the Borrower.

     6.7.  Liens. Borrower will not, directly or indirectly, at any time create,
           -----
incur, assume or suffer to exist any Lien on or with respect to any of the Collateral, other than Liens created hereunder and by any other Loan Document; and Permitted Liens.

     6.8.  Dividends, Stock Redemptions. Borrower will not, directly or
           ----------------------------
indirectly, pay any dividends or distributions on, purchase, redeem or retire any shares of any class of its capital stock or any warrants, options or right to purchase any such capital stock, whether now or hereafter outstanding ("Stock"), or make any payment on account of or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of its Stock, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Borrower, except for dividends paid solely in stock of the Borrower provided that the foregoing restriction shall not apply to the repurchase of Common Stock of the Borrower from its employees, officers, directors, consultants and other persons performing services for the Borrower Borrower pursuant to the Borrower's option to repurchase such shares at cost or upon the occurrence of certain events, such as termination of employment provided that the aggregate amount paid by the borrower in any fiscal year shall not exceed $200,000 provided, further, that the foregoing restriction shall not
                    --------  -------
affect the exercise, cancellation, expiration or termination of warrants, options or rights to purchase any capital stock of the Borrower.

     6.9.  Investments in Other Persons. Borrower will not, directly or
           ----------------------------
indirectly, at any time make or hold any investment in any Person (whether in cash, securities or other property of any kind) other than Investments in Cash Equivalents and other Investments in an aggregate amount not to exceed $100,000 outstanding at any one time.

     6.10. Partnerships: Subsidiaries; Joint Ventures Management Contracts.
           ---------------------------------------------------------------
Borrower will not at any time create any direct or indirect Subsidiary, enter into any joint venture or similar arrangement or become a partner in any general or limited partnership or enter into any management contract (other than an employment contract for the employment of an officer or employee entered into in the regular course of Borrower's business) permitting third party management rights with respect to Borrower's business, except with respect to rights granted in connection with the sale of the Borrower's securities. Further, notwithstanding the foregoing, TBCC consents to the creation by the Borrower of a subsidiary in the United Kingdom

     6.11. Fiscal Year. Borrower will not change its fiscal year.
           -----------

     6.12. Accounting Changes. Borrower will not at any time make or permit any
           ------------------
change in accounting policies or reporting practices, except as required by or in compliance with GAAP.

     6.13. Broker's or Finders Fees. Borrower will not pay or incur any broker's
           ------------------------
or finder's fees in connection with this Agreement or the transactions contemplated hereby.

     6.14. Unusual Terms of Sale.  Borrower will not sell goods or products on
           ---------------------
extended terms, consignment terms, on a progress billing or bill and hold basis, or on any other unusual terms, except that Borrower may effect such sales as are in its ordinary course of business consistent with its past business practices even though such sales may be on extended terms or on a progress billing or bill and hold basis.

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
     6.15. Amendments of Material Contracts.  Borrower will not amend, modify,
           --------------------------------
cancel or terminate, or permit the amendment, modification, cancellation or termination of, any Material Contract, if such amendment, modification, cancellation or termination of, any Material Contract, if such amendment, modification, cancellation or termination could have a Material Adverse Effect.

     6.16. Sale and Leaseback Obligations. Borrower will not at any time create,
           ------------------------------
incur or assume any obligations as lessee for the rental of real or personal property in connection with any sale and leaseback transaction.

     6.17. Acquisition of Stock or Assets. Borrower will not acquire or commit
           ------------------------------
or agree to acquire all or any stock, securities or assets of any other Person other than Inventory and Equipment acquired in the ordinary course of business other than as otherwise permitted under Section 6.9 hereof, without duplication of the permitted amount thereunder.

7.   EVENTS OF DEFAULT.
     -----------------

     7.1.  Events of Default. The occurrence of any of the following events
           -----------------
shall constitute an "Event of Default";

           (a) Borrower shall fail to pay any principal, interest, fees, expenses or other Obligations when payable, whether at stated maturity, by acceleration, or otherwise; provided that such amounts are stated in a loan account that is provided to the Borrower, or is to be provided to the Borrower, in accordance with the standard practices of TBCC relating thereto; or

           (b) Borrower shall default in the performance or observance of any agreement, covenant, condition, provision of term contained in Section 1.1, 1.2, 1.4, 3.3, 5.7, 5.13, 6 (and its Sections and subsections), or 8.1 of this Agreement, or Borrower shall fail to perform in any material respect, in any material respect, any nonmonetary Obligation which by its nature cannot be cured; or

           (c) Borrower shall default in the performance or observance of any other agreement, covenant, condition, provision or term of this Agreement (other than those referred to in Section 7.1(a) above or Section 7.1 (b) above) or any other Loan Document, and such failure continues uncured for a period of ten Business Days after the date it occurs; or

           (d) Borrower or any Guarantor shall dissolve, wind up or otherwise cease to conduct its business; or

           (e) Borrower or any Guarantor shall become the subject of (i) an insolvency Event except as set forth in clause (e) of the definition of Insolvency Event or (ii) an Insolvency Event as set forth in clause (c) of the definition of Insolvency Event that is not dismissed within sixty days; or

           (f) any representation or warranty make by or on behalf of Borrower to TBCC, under this Agreement or with respect to any written materials that have been provided to TBCC shall be incorrect or misleading in any material respect when make or deemed made; or

           (g) A change in the ownership or control of more than 50% of the voting stock of the Borrower compared to such ownership on the date of this Agreement provided an Event of Default shall not arise by virtue of a greater percentage change due to the initial public offering of the common stock of the Borrower.

           (h) any judgment or order for the payment of money in excess of $50,000 shall be rendered against Borrower and shall not be stayed, vacated, bonded or discharged within thirty days provided that with respect to any judgment order for $50,000 or less at no time shall there exist a lien, by operation of law or otherwise, on any of the Collateral; or

           (i) Borrower or any Guarantor shall deny or disaffirm its obligations under any of the Loan Documents or any Liens granted in connection therewith or shall otherwise challenge any of its obligations under any of the Loan Documents; or any Liens granted in any of the Collateral shall be determined to be void, voidable or invalid, are subordinated or are not given the priority contemplated by this Agreement, or

           (j) any Loan Document shall for any reason cease to create a valid and perfected Lien on the Collateral purported to be covered thereby, of first priority (except for Permitted Liens) (such event or occurrence being a "Lien/Priority Failure") provided that an Event of Default shall not arise for
                         --------
ten days of (I) the Lien/Priority Failure results solely from the action or inaction of TBCC, (II) the Lien/Priority Failure during such ten day period is rectified in a, manner satisfactory to TBCC in its sole desecration and (III)
if no other lien at any time (other than Permitted Liens) has been established that attains a higher priority with respect to any of the Collateral compared to the then position of TBCC as a result of such Lien/Priority Failure, provided,
                                                                     --------
further, that no loans by TBCC are required to be made by TBCC during such
-------
Lien/Priority Failure period.

           (k) the independent public accountants for Borrower shall deliver a Qualified opinion on any Financial Statement; or

           (l) Borrower (i) shall fail to pay any Indebtedness in excess of $100,000 owing to any Person other than TBCC or any interest or premium thereon, when due (whether at scheduled maturity or by required prepayment, acceleration,

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
demand or otherwise), or (ii) shall otherwise be in breach or default in any of its obligations under any agreement with respect to any such Indebtedness, if the effect of such breach, default or failure to pay is to cause such Indebtedness to become due or redeemed or permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holders) to declare such indebtedness due or require such Indebtedness to be redeemed prior to its stated maturity; or

           (m) the occurrence of any event or condition that, in TBCC's judgment, could reasonably be expected to have a Material Adverse Effect; or (n) a default or event of default occurs under the equipment financing facility that TBCC has entered into with Borrower, as such facility is amended, restated, supplemented or otherwise modified from time to time.

TBCC may cause making any Loans hereunder during any of the above cure periods, and thereafter if any Event of Default has occurred and is continuing.

     7.2.  Remedies. Upon the occurrence and during the continuance of an Event
           --------
of Default, TBCC shall have all rights and remedies under applicable law and the Loan Documents, and TBCC may do any or all of the following:

           (a) Declare all Obligations to be immediately due and payable (except with respect to any Event of Default with respect to Borrower set forth in Section 7.1(e), in which case all Obligations shall automatically become immediately due and payable) without presentment, demand, protest or any other action or obligation of TBCC.

           (b) Cease making any Loans or other extensions of credit to Borrower of any kind.

           (c) Take possession of all documents, instruments, files and records (including the copying of any computer records) relating to the Receivables or other Collateral and use (at the expense of Borrower) such supplies or space of Borrower at Borrower's places of business necessary to administer and collect the Receivables and other Collateral;

           (d) Accelerate or extend the time of payment, compromise, issue credits, or bring suit on the Receivables and other Collateral (in the name of Borrower or TBCC) and otherwise administer and collect the Receivables and other Collateral;

           (e) Sell, assign and deliver the Receivables and other Collateral, with or without advertisement, at public or private sale, for cash, on credit or otherwise, subject to applicable law; and

           (f) Foreclose the security interests created pursuant to the Loan Documents by any available procedure, take possession of any or all of the Collateral, with or without judicial process and enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same.

               (g) TBCC may bid or become a purchaser at any sale, free from any right of redemption, which right is expressly waived by Borrower, if permitted under applicable law. If notice of intended disposition of any Collateral is required by law, it is agreed that ten days' notice shall constitute reasonable notification. Borrower will assemble the Collateral and make it available at such locations as TBCC may specify, whether at the premises of Borrower or elsewhere, and will make available to TBCC the premises and facilities of borrower for the purpose of TBCC's taking possession of or removing the Collateral or putting the Collateral in salable form.

     7.3.  Receivables. Upon the occurrence and during the continuance of an
           -----------
Event of Default, or at any time that TBCC believes in good faith that fraud has occurred or that Borrower has failed to deliver the proceeds of Receivables or other Collateral to TBCC as required by this Agreement or any other Loan Document, TBCC may (i) settle or adjust disputes or claims directly with account debtors for amounts and upon terms which it considers advisable, and (ii) notify account debtors on the Receivables and other Collateral that the Receivables and Collateral have been assigned to TBCC, and that payments in respect thereof shall be made directly to TBCC. If an Event of Default has occurred and is continuing or TBCC reasonably believes in good faith that fraud has occurred, or that Borrower has failed to deliver the proceeds of Receivables or other Collateral to TBCC as required by this Agreement or any other Loan Document, Borrower hereby irrevocably authorizes and appoints TBCC, or any Person TBCC may designate, as it attorney-in-fact, at Borrower sole cost and expense, to exercise, all of the following powers, which are coupled with an interest and are irrevocable, until all of the Obligations have been indefeasibly paid and satisfied in full in cash : (A) to receive, take, endorse, sign, assign and deliver, all in the name of TBCC or Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral; (B) to receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as TBCC may designate; and (C) to take or bring, in the name of TBCC or Borrower, all steps, actions, suits or proceedings deemed by TBCC necessary or desirable to enforce or effect collection of Receivables and other Collateral or file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any obligor of Borrower.

     7.4.  Right of Setoff. In addition to all rights of offset that TBCC may
           ---------------
have under applicable law, upon the occurrence and during the continuance of any Event of Default, and whether or not TBCC has made any demand or the Obligations of Borrower have matured, TBCC shall have the right to appropriate and apply to the payment of the Obligations of Borrower all deposits and other obligations then or thereafter owing by TBCC to or for the credit of the account of Borrower. In the event that TBCC exercises any of its rights under this Section, TBCC shall provide notice to Borrower of such exercise, provided that

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
the failure to give such notice shall not affect the validity of the exercise of such rights.

     7.5. License for Use of Software and Other Intellectual Property. After
          -----------------------------------------------------------
the occurrence and during the continuance of an Event of Default, unless expressly prohibited by any licensor thereof, TBCC is hereby granted a license to use all computer software programs, data bases, processes, trademarks, tradenames and materials used by Borrower in connection with its businesses or in connection with the Collateral.

     7.6. No Marshalling; Deficiencies; Remedies Cumulative. The net cash
          -------------------------------------------------
proceeds resulting form TBCC's exercise of any of its rights with respect to Collateral, including any and all Collections (after deducting all of TBCC's reasonable expenses related thereto), shall be applied by TBCC to such of the Obligations in such order as TBCC shall elect in its sole and absolute disecretion, whether due or to become due. Borrower shall remain liable to TBCC for any deficiencies and TBCC shall remit to Borrower or its successor or assign, any surplus resulting therefrom. The remedies specified in this Agreement are cumulative, may be exercised in such order and with respect to such Collateral as TBCC may deem desirable and are not intended to be exclusive, and the full or partial exercise of any other available remedy under this Agreement, under any other Loan Document, at equity or at law.

     7.7. Waivers.  Borrower hereby waives any bonds, security or sureties
          -------
required by any statue, rule or any other law as an incident to any taking of possession by TBCC of any Collateral. Borrower also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of TBCC's rights under this Agreement for any other Loan Document including the taking of possession of any Collateral or the giving of notice to any account debtor or the collection of any Receivable or other Collateral (other than damages that are the result of acts of omissions constituting gross negligence or willful misconduct of TBCC). These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and Borrower acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

     7.8. Right to Make Payments.  In the event that Borrower shall fail to
          ----------------------
purchase or maintain insurance required hereunder, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder, or in the event that any Lien prohibited hereby shall not be paid in full or discharged, or in the event that Borrower shall fail to perform or comply with any other covenant, promise or obligation to TBCC hereunder or under any other Loan Document, TBCC may (but shall not be required to) perform, pay, satisfy, discharge or bond the same for the account of Borrower, and all amounts so paid by TBCC shall be treated as a Loan hereunder to Borrower and shall constitute part of the Obligations.

8.   ASSIGNMENTS AND PARTICIPATIONS.
     ------------------------------

     8.1. Assignments.  Borrower shall not assign this Agreement or any right or
          -----------
obligation hereunder without the prior written consent of TBCC. TBCC may assign (without the consent of Borrower) to one or more Persons all or a portion of its rights and obligations under this Agreement and the other Loan Documents provided, however, that such assignment shall in no way affect Borrower's rights and obligations under the Agreement or the other Loan Documents, other than regarding the fact that a new entity shall be the lender hereunder. TBCC agrees to use its commercially reasonable efforts to provide to Borrower with at least five Business Days' notice prior to the effective date of any such assignment.

     8.2. Participations.  TBCC may sell participations in or to all or a
          --------------
portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans); provided, however, that TBCC's obligations under this Agreement shall remain unchanged.

     8.3. Disclosure.  TBCC may, in connection with any permitted assignment or
          ----------
participation or proposed assignment or participation pursuant to this Agreement, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower furnished to TBCC by or on behalf of Borrower provided that such information is not provided to a competitor the Borrower (as understood to be so by TBCC) and such disclosure is otherwise made in accordance with Section 10.13 (A) hereof.

9.   DEFINITIONS.
     -----------

     9.1  General Definitions.  As used herein, the following terms shall have
          -------------------
the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined);

          (a)  "Affiliate" means as to any Person, any other Person who directly
                ---------
or indirectly controls, is under common control with, is controlled by or is a director or officer of such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person who owns directly or indirectly twenty percent (20%) or more of the securities having ordinary voting power for the election of the members of the board of directors or other governing body of a corporation or twenty percent (20%) or more of the securities having ordinary voting power for the election of the members of the board of directors or other governing body of a corporation or twenty percent (20%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation, partnership or other Person.

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
          (b)  "Agreement" means this Loan and Security Agreement, as amended,
                ---------
supplemented or otherwise modified from time to time.

          (c)  "Auditors" means a nationally recognized firm of independent
                --------
public accountants selected by Borrower and reasonably satisfactory to TBCC.

          (d)  "Bankruptcy Code" means Title 11 of the United States Code
                ---------------
entitled "Bankruptcy," as that title may be amended from time to time, or any successor statue.

          (e)  "Borrowing" means a borrowing of Loans.
                ---------

          (f)  "Business Day" means any day other than a Saturday, Sunday, or
                ------------
any other day on which commercial banks in Chicago, Illinois are required or permitted by law to close.

          (g)  "Cash Equivalents" means (i) securities issued, guaranteed or
                ----------------
insured by the United States or any of its agencies with maturities of not more than one year from the date acquired; (ii) certificates of deposit with maturities of not more than one year from the date acquired, issued by any U.S. federal or state chartered commercial bank of recognized standing which has capital and unimpaired surplus in excess of $100,000,000; (iii) investments in money market funds registered under the Investment Company Act of 1940; and (iv) other instruments, commercial paper or investments acceptable to TBCC in its sole discretion.

          (h)  "Collateral" means Receivables, Inventory, Equipment, and Other
                ----------
Property, and all additions and accessions thereto and substitutions and replacements therefor and improvements thereon, and all proceeds (whether cash or other property) and products thereof, including, without limitation, all proceeds of insurance covering the same and all tort claims in connection therewith, and all records, files, computer programs and files, data and writings relating to the foregoing, and all equipment containing the foregoing.

          (i)  "Collections" means all cash, funds, checks, notes, instruments,
                -----------
and other form of remittance rendered by account debtors in respect of payment of Receivables and my other payments received by Borrower with respect to any other Collateral.

          (j)  "Compliance Certificate" means a certificate as to compliance
                ----------------------
with the Obligations, on TBCC's standard form (in effect from time to time).

          (k)  "Contingent Obligation" means any direct, indirect, contingent or
                ---------------------
non-contingent guaranty or obligation for the Indebtedness of another Person, except endorsements in the ordinary course of business.

          (l)  "Default" means any of the events specified in Section 7.1,
                -------
whether or not any of the requirements for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          (m)  "Eligible Inventory" [Inapplicable]
                ------------------

          (n)  "Eligible Receivables" means and includes only those Receivables
                --------------------
which TBCC in its sole discretion deems eligible for borrowing, based on such consideration as TBCC in its sole discretion may deem appropriate from time to time and less any such reserves as TBCC in its sole discretion deems eligible for borrowing, based on such considerations as TBCC in its sole discretion may deem appropriate from time to time and less any such reserves as TBCC, in its sole discretion, may require. Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of TBCC's sole discretion, the following (the "Minimum Eligibility Requirements") are the
                                --------------------------------
minimum requirements for a Receivable to be an Eligible Receivable: (i) the Receivable must not be outstanding for more than 90 days from its invoice date,
(ii) the Receivable must not represent progress billings, or be due under a fulfillment or requirements contract with the account debtor, (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the account debtor may be conditional), (iv) the Receivable must not be owing from an account debtor with whom the Borrower has any dispute (whether or not relating to the particular Receivable), (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an account debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to TBCC, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to TBCC's satisfaction, with the United States Assignment of Claims Act), (viii) the Receivable must not be owing from an account debtor located outside the United States or Canada (unless pre-approved by TBCC in its discretion in writing, or backed by a letter of credit satisfactory to TBCC, or FCIA insured satisfactory to TBCC), (ix) the Receivable must not be owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. Receivables owing from one account debtor will not be deemed Eligible Receivables to the extent they exceed 25% of the total eligible Receivables outstanding. In addition, if more than 50% of the Receivables owing from an account debtor are outstanding more than 90 days from their invoice date (without regard to unapplied credits) or are otherwise not eligible Receivables, then all Receivables owing from that account debtor will be deemed ineligible for borrowing. TBCC may, from time to time, in its sole discretion, revise the Minimum Eligibility Requirements, upon written notice to the Borrower.

          (o)  "Equipment" means all machinery, equipment, furniture, fixtures,
                ---------
conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, molds, dies, stamps, vehicles, and other equipment of every kind and nature and wherever situated now or hereafter owned by Borrower or in which Borrower may have any interest as lessee or otherwise (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors,

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

          (p)  "Event of Default" means the occurrence of any of the events
                ----------------
specified in Section 7.1.

          (q)   "Financial Statements" means the balance sheets, profit and loss
                 --------------------
statements, statements of cash flow, and statements of changes in intercompany accounts, if any, for the period specified, prepared in accordance with GAAP and consistent with prior practices.

          (r)   "GAAP" means generally accepted accounting principles set forth
                 ----
in the opinions and pronouncements of the Account Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

          (s)   "Good Faith" means "good faith" as defined in the Uniform
                 ----------
Commercial Code, from time to time in effect in the State of Illinois.

          (t)   "Governing Documents" means the articles or certificate of
                 -------------------
incorporation and by-laws of Borrower.

          (u)   "Governmental Authority" means any nation or government, any
                 ----------------------
state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

          (v)   "Guarantor" means any present or future guarantor of any or all
                 ---------
of the Obligations.

          (w)   "Indebtedness" means, with respect to any Person, as of the date
                 ------------
of determination any indebtedness, liability or obligation of such Person (including without limitation obligations under capital leases and contingent obligations).

          (x)   "Insolvency Event" means, with respect to any Person, the
                 ----------------
occurrence of any of the following: (a) such Person shall be adjudicated insolvent or bankrupt, or shall generally fail to pay or admit in writing its inability to pay its debts as they become due, (b) such Person shall seek dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, (c) such Person shall make a general assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business, (d) such Person shall file a voluntary petition under any bankruptcy, insolvency or similar law or take a corporate or similar act in furtherance thereof, or (e) such Person, or a substantial portion of its property, assets or business shall become the subject of an involuntary proceeding or petition for its dissolution, reorganization, and such proceeding is not dismissed or stayed within sixty days, or the appointment of a receiver, trustee, custodian or liquidator, and such receiver is not dismissed within sixty days.

          (x-1) "IP Assets" means with respect to the Borrower, all of its
                 ---------
patents, patent applications, copyrights, trade secrets, trademarks, trade names, service marks and names, logos, designs, blueprints, plans, know-how. Excluded Licenses, Excluded Programs and Excluded Service Contracts (as each of the foregoing three capitalized terms are defined in the definition of "Other Property")

          (y)   "Inventory" means all present and future goods intended for
                 ---------
sale, lease or other disposition by Borrower including, without limitation, all raw materials, work in process, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, goods consigned to Borrower to the extent of its interest therein as consignee, materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, and all documents of title or documents representing the same.

          (z)   "Investment" in any Person means, as of the date of
                 ----------
determination thereof, any payment or contribution, or commitment to make a payment or contribution, by any Person including, without limitation, property contributed or committed to be contributed by any Person, on its account for or in connection with its acquisition of any stock, bonds, notes, debentures, partnership or other ownership interest or any other security of the Person in whom such Investment is made of any evidence of indebtedness by reason of a loan, advance, extension of credit, guaranty or other similar obligation for any debt, liability or indebtedness of such Person in whom the Investment is made.

          (aa)  "Lien" means any lien, claim, charge, pledge, security interest,
                 ----
assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title or other preferential arrangement having substantially the same economic effect us any of the foregoing, whether voluntary or imposed by law.

          (bb)  "Loan Account" has the meaning specified in Section 1.3.
                 ------------

          (cc)  "Loan Documents" means this Agreement and all present and future
                 --------------
documents and instruments delivered or to be delivered by Borrower or any of its Affiliates or any Guarantor under, in connection with or relating to this Agreement, as each of the same may be amended, supplemented or otherwise modified from time to time.

          (dd)  "Loans" means the loans and financial accommodations made by
                 -----
TBCC hereunder.

          (ee)  "Material Adverse Effect" means (i) a material adverse effect on
                 -----------------------
the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, (ii) the impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of TBCC to enforce the Obligations or realize upon the Collateral or (iii) a material

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
adverse effect on the value of the Collateral or the amount which TBCC would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Collateral.

          (ff)  "Material Contract" means any contract or other arrangement to
                 -----------------
which Borrower is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

          (gg)  "Obligations" means and includes all loans (including the
                 -----------
Loans), advances, debts, liabilities, obligations, covenants and duties owing by Borrower to TBCC of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, which may arise under, out of, or in connection with, this Agreement any other Loan Document or any other agreement executed in connection herewith or therewith, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct of indirect (including those acquired by assignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term includes, without limitation, all interest (including interest accruing on or after an Insolvency Event, whether or not an allowed claim), charges, expenses, commitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, and any other sum property chargeable to Borrower under this Agreement, the other Loan Documents or any other agreement executed in connection herewith or therewith.

          (hh)  "Other Property" means all present and future: instruments,
                 --------------
documents, documents of title, securities, investment securities, bonds, notes, promissory notes, drafts, acceptances, letters of credit and rights to receive proceeds of letters of credit, deposit accounts, chattel paper, certificates, insurance policies, insurance proceeds, leases, computer tapes, causes of action, judgments, claims against third parties, leasehold rights in any personal property, books, ledgers, files and records, general intangibles (including without limitation, all contract rights, tax refunds, rights to receive tax refunds, royalties, licenses excluding, however, those licenses where the Borrower is the licensee (the "Excluded Licenses"), permits, franchise rights, authorizations, customer lists, rights of indemnification, contribution and subrogation, computer programs, discs and software relating only to such programs, discs or software that encompass or address accounting functions of the Borrower (the other programs, discs or software are referred to collectively as the "Excluded Programs"), computer service contracts excluding, however, those computer service contracts where the Borrower is the recipient of the services contracted thereunder (the "Excluded Service Contracts"), goodwill, deposits, choses in action, telephone numbers and rights thereto, credits, reserves, and all forms of obligations whatsoever now or hereafter owing to Borrower), all property at any time in the procession or under the control of TBCC, and all security given by Borrower to TBCC pursuant to any other Loan Document or agreement. Notwithstanding the foregoing, "Other Property" shall not include patents, patent applications, copyrights, trade secrets, trademarks, trade names, service marks and names, logos, designs, blueprints, plans, know-how, the Excluded Licenses, the Excluded Programs and the Excluded Service Contracts.

          (ii)  "Permitted Liens" means such of the following as to which no
                 ---------------
enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced and be continuing (i) Liens for taxes, assessments and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, (ii) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business (but nothing in this clause(ii) shall permit the creation of Liens on Receivables or Inventory or Other Property), (iii) zoning restrictions, casements, encroachments, licenses, restrictions, or covenants on the use of the Property which do not materially impair either the use of the Property in the operation of the business of Borrower or the value of the Property, (iv) rights of general application reserved to or vested in any municipality or other governmental, statutory or public authority to control or regulate property, or to use property in a manner which does not materially impair the use of the property for the purposes for which it is held by Borrower, (v) state and municipal Liens for personal property taxes which are not yet due and payable, and (vi) Purchase Money Liens.

          (jj)  "Person" means any individual, sole proprietorship, partnership,
                 ------
joint venture, limited liability company, trust unincorporated organization, joint stock company, association, corporation, institution, entity, party or government (including any division, agency or department thereof) or any other legal entity, whether acting in an individual, fiduciary or other capacity, and, as applicable, the successors, heirs and assigns of each.

          (kk)  "Plan" means any employee benefit plan, program or arrangement
                 ----
maintained or contributed to by Borrower or with respect to which it may incur liability.

     TBCC                                            LOAN AND SECURITY AGREEMENT

     ---------------------------------------------------------------------------
  (ll) "Purchase Money Lien" means a Lien on any item of Equipment created
        -------------------
substantially simultaneously with the acquisition of such Equipment for the purpose of financing such acquisition, provided that such Lien shall attach only to the Equipment acquired.

  (mm) "Qualification" or "Qualified" means, with respect to any report of
        -------------      ---------
independent public accountants covering Financial Statements, a material qualification to such report (i) resulting from a limitation on the scope of examination of such Financial Statements or the underlying data, (ii) as to the capability of Borrower to continue operations as a going concern or (iii) which could be eliminated by changes in Financial Statements or notes thereto covered by such report (such as by the creation of or increase in a reserve or a decrease in the carrying value of assets) and which if so eliminated by the making of any such change and after giving effect thereto would result in a Default or an Event of Default.

  (nn) "Receivables" means all present and future accounts and accounts
        -----------
receivable, together with all security therefor and guaranties thereof and all rights and remedies relating thereto, including any right of stoppage in transit.

  (oo) "Retirement of Law" means (a) the Governing Documents, (b) any law,
        -----------------
treaty, rule, regulation, order or determination of an arbitrator, court or other Governmental Authority or (c) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval binding on Borrower or any of its property.

  (pp) "Schedule" means the Schedule to this Agreement being signed concurrently
        --------
by Borrower and TBCC, as amended from time to time.

  (qq) "Solvent" means when used with respect to any Person that as of the date
        -------
as to which such Person's solvency is to be measured; (b) it has sufficient capital to conduct its business; and (c) it is able to meet its debts as they mature.

  (rr) "Subsidiary" means, as to any Person, a corporation or other entity in
        ----------
which that Person directly or indirectly owns or controls shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or appoint other managers of such corporation or other entity.

  9.2  Accounting Terms and Determinations.  Unless otherwise defined or
       -----------------------------------
specified herein, all accounting terms used in this Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the Financial Statements delivered to TBCC on or before the date of this Agreement. All accounting determinations for purposes of determining compliance with this Agreement shall be made in accordance with GAAP as in effect on the date of this Agreement and applied on a basis consistent in all material respects with the audited Financial Statements delivered to TBCC on or before the date of this Agreement. The Financial Statements required to be delivered hereunder, and all financial records, shall be maintained in accordance with GAAP. If GAAP shall change from the basis used in preparing the audited Financial Statements delivered to TBCC on or before the date of this Agreement, the Compliance Certificates required to be delivered pursuant to this Agreement shall include calculations setting forth the adjustments necessary to demonstrate how Borrower is in compliance with the Financial Covenants (if any) based upon GAAP as in effect on the date of this Agreement.

  9.3. Other Terms: Headings: Construction.  Unless otherwise defined herein,
       -----------------------------------
terms used herein that are defined in the Uniform Commercial Code, from time to time in effect in the State of Illinois, shall have the meanings set forth therein. Each of the words "hereof," "herein," and "hereunder" refer to this Agreement as a whole. The term "including", whenever used in this Agreement shall mean "including (but not limited to)". An Event of Default shall "continue" or be "continuing" unless and until such Event of Default has been waived or cured within the grace period specified therefor under Section 7.1. References' to Articles, Sections, Annexes, Schedules, and Exhibits are internal references to this Agreement, and to its attachments, unless otherwise specified. The headings and any Table of Contents are for convenience only and shall not affect the meaning or construction of any provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against TBCC or Borrower under any rule of construction or otherwise.

10. GENERAL PROVISIONS.
    ------------------

  10.1. GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
        -------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

  10.2. SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN THE BORROWER AND TBCC
        --------------------------
WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED, BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR

     TBCC                                            LOAN AND SECURITY AGREEMENT

     ---------------------------------------------------------------------------
OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

  10.3. SERVICE OF PROCESS.  THE BORROWER HEREBY IRREVOCABLY DESIGNATES CT
        ------------------
CORPORATION SYSTEM, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801, AS THE DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER, BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

  10.4. LIMITATION OF LIABILITY.  TBCC SHALL HAVE NO LIABILITY TO THE BORROWER
        -----------------------
(WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON TBCC THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TBCC. THE BORROWER HEREBY WAIVES ALL FUTURE CLAIMS AGAINST TBCC FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

  10.5. Delays, Partial Exercise of Remedies.  No delays or omission of TBCC to
        ------------------------------------
exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof. No single or partial exercise by TBCC of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

  10.6. Notices. Except as otherwise provided herein, all notices and
        -------
correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by regular mail, to the parties at their addresses set forth in the heading to this Agreement. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged. Borrower's and TBCC's telecopier numbers for purpose of notice hereunder are set forth in the Schedule; each party's number may be changed by written notice to the other party.

  10.7. Indemnification; Reimbursement of Expenses of Collection.  Borrower
        --------------------------------------------------------
hereby indemnifies and agrees, whether or not any of the transactions contemplated by this Agreement or the other Loan Documents are consummated, to defend and hold harmless (on an after-tax basis) TBCC, its successors and assigns and their respective directors, officers, agents, employees, advisors, shareholders, attorneys and Affiliates (each, an "Indemnified Party") from and
                                                  -----------------
against any and all losses, claims, damages, liabilities, deficiencies, obligations, fines, penalties, actions (whether threatened or existing), judgments, suits (whether threatened or existing) or expenses (including, without limitation, reasonable fees and disbursements of counsel, experts, consultants and other professionals) incurred by any of them (collectively, "Claims") (except, in the case of each Indemnified Party, to the extent that any
 ------
Claim is determined in a final and non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct) arising out of or by reason of (i) any litigation, investigation, claim or proceeding which arises out of or is related to (A) Borrower, or this Agreement any other Loan Document or the transactions contemplated hereby or thereby, (B) any actual or proposed use by Borrower of the proceeds of the Loans, or (C) TBCC's entering into this Agreement or any other Loan Document or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding, (ii) any remedial or other action taken by Borrower in connection with compliance by Borrower, or any of its properties, with any federal, state or local environmental laws, rules or regulations, and (iii) any pending, threatened or actual action, claim, proceeding or suit by any shareholder or director or Borrower or any actual or purported violation of Borrower's charter, by-laws or any other agreement or instrument to which Borrower is a party or by which any of its properties is bound. In addition and without limiting the generality of the foregoing, Borrower shall, upon demand, pay to TBCC all reasonable costs and expenses incurred by TBCC (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents, and pay to TBCC all reasonable costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by TBCC

          TBCC                                       LOAN AND SECURITY AGREEMENT

          ----------------------------------------------------------------------
in order to enforce of defend any of its rights under or in respect of this Agreement, any other Loan Document or any other document or instrument now or hereafter executed and delivered in connection herewith, collect the Obligations or otherwise administer this Agreement, foreclose or otherwise realize upon the Collateral or any part thereof, prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce TBCC's security interest in, the Collateral; and otherwise represent TBCC in any litigation relating to Borrower. Without limiting the generality of the foregoing, Borrower shall pay TBCC a fee with respect to each wire transfer in the amount of $15 plus all bank charges and a fee of $15 for all returned checks plus all bank charges. If either TBCC or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. If and to the extent that the Obligations of Borrower hereunder are unenforceable for any reason. Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of the Obligations which is permissible under applicable law. Borrower's obligations under Section 2.4 and this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any of the other Obligations.

  10.8.  Amendments and Waivers.  Any provision of this Agreement or any other
         ----------------------
Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and signed by Borrower and TBCC and then any such amendment or waiver shall be effective only to the extent set forth therein. The failure of TBCC at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and TBCC shall not waive or diminish any right of TBCC later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to TBCC shall be deemed to have been waived by any act or knowledge of TBCC or its agents or employees, but only by a specific written waiver signed by an authorized officer of TBCC and delivered to Borrower.

  10.9.  Counterparts; Telecopied Signatures.  This Agreement and any waiver or
         -----------------------------------
amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

  10.10. Severability.  In case any provision in or obligation under this
         ------------
Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

  10.11. Joint and Several Liability.  If Borrower consists of more than one
         ---------------------------
Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

  10.12. Maximum Rate.  Notwithstanding anything to the contrary contained
         ------------
elsewhere in this Agreement or in any other Loan Document, the parties hereto hereby agree that all agreements between them under this Agreement and the other Loan Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to TBCC for the use, forbearance, or detention of the money loaned to Borrower and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of Illinois (or the laws of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement and the other Loan Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum non-usurious interest rate than under the laws of the State of Illinois (or such other jurisdiction), in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Agreement and the other Loan Documents executed in connection herewith, and any available exemptions, exceptions and exclusions (the "Highest Lawful Rate"). If due to any circumstance whatsoever, fulfilment of any provisions of this Agreement or any of the other Loan Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance TBCC should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then

     TBCC                                            LOAN AND SECURITY AGREEMENT

     ---------------------------------------------------------------------------
outstanding Obligations, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to TBCC for the use, forbearance, or detention of the Obligations and other indebtedness of Borrower to TBCC shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such indebtedness. The terms and provisions of this Section shall control every other provision of this Agreement, the other Loan Documents and all other agreements between the parties hereto.

  10.13. Entire Agreement; Successors and Assigns.  This Agreement and the other
         ----------------------------------------
Loan Documents constitute the entire agreement between the parties, supersede any prior written and verbal agreements between them, and shall bind and benefit the parties and their respective successors and permitted assigns. There are no
                                                                    ------------
oral understandings, oral representations or oral agreements between the parties
--------------------------------------------------------------------------------
which are not set forth in this Agreement or in other written agreements signed
-------------------------------------------------------------------------------
by the parties in connection herewith.
-------------------------------------

  10.13A CONFIDENTIAL INFORMATION. IN HANDLING ANY CONFIDENTIAL INFORMATION TBCC SHALL EXERCISE THE SAME DEGREE OF CARE THAT IT EXERCISES WITH RESPECT TO ITS OWN PROPRIETARY INFORMATION OF THE SAME TYPES TO MAINTAIN THE CONFIDENTIALLY OF ANY NON-PUBLIC INFORMATION THEREBY RECEIVED OR RECEIVED PURSUANT TO THIS AGREEMENT EXCEPT THAT DISCLOSURE OF SUCH INFORMATION MAY BE MADE (I) TO THE SUBSIDIARIES OR AFFILIATES OF TBCC IN CONNECTION WITH THEIR PRESENT OR PROSPECTIVE BUSINESS RELATIONS WITH BORROWER, (II) TO PROSPECTIVE TRANSFEREES OR PURCHASERS OF ANY INTEREST IN THE LOANS, PROVIDED THAT THEY HAVE ENTERED INTO A COMPARABLE CONFIDENTIALITY AGREEMENT IN FAVOR OF BORROWER AND HAVE DELIVERED A COPY TO BORROWER, (III) AS REQUIRED BY LAW, REGULATIONS, RULE OR ORDER, SUBPOENA, JUDICIAL ORDER OR SIMILAR ORDER, (IV) AS MAY BE REQUIRED IN CONNECTION WITH THE EXAMINATION, AUDIT OR SIMILAR INVESTIGATION OF TBCC, AND (V) AS TBCC MAY DEEM APPROPRIATE IN CONNECTION WITH THE EXERCISE OF ANY REMEDIES HEREUNDER. CONFIDENTIAL INFORMATION HEREUNDER SHALL NOT INCLUDE INFORMATION THAT EITHER;
(A) IS IN THE PUBLIC DOMAIN OR IN THE KNOWLEDGE OR POSSESSION OF TBCC WHEN DISCLOSED TO TBCC, OR BECOMES PART OF THE PUBLIC DOMAIN AFTER DISCLOSURE TO TBCC THROUGH NO FAULT OF TBCC; OR (B) IS DISCLOSED TO TBCC BY A THIRD PARTY, PROVIDED TBCC DOES NOT HAVE ACTUAL KNOWLEDGE THAT SUCH THIRD PARTY IS PROHIBITED FROM DISCLOSING SUCH INFORMATION.

  10.14. MUTUAL WAIVER OF JURY TRIAL. TBCC AND BORROWER EACH HEREBY WAIVE THE
         ---------------------------
RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO; (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER ; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

BORROWER:

PILOT NETWORK SERVICES, INC.

By: [SIGNATURE ILLEGIBLE]
   --------------------------------------
Title: CEO
      -----------------------------------

TBCC:

TRANSAMERICA BUSINESS CREDIT CORPORATION

By:______________________________________
Title:___________________________________

--------------------------------------------------------------------------------

TBCC



                                  SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT


BORROWER:       PILOT NETWORK SERVICES, INC.,
ADDRESS:        1080 MARINA VILLAGE PARKWAY
                ALAMEDA, CALIFORNIA 94501

DATE:           MAY 11, 1998

This schedule is an integral part of the Loan and Security Agreement between TRANSAMERICA BUSINESS CREDIT CORPORATION ("TBCC") and the above borrower ("Borrower") of even date.

1. CREDIT LIMIT (Section 1.1):

                     An amount (the "Credit Limit") not to exceed the lesser of:
                     (i) $1,500,000 at any one time outstanding; or (ii) 85% of the amount of Borrower's Eligible Receivables (as defined in Section 9.1(n) above).

                     For purposes of determining compliance with the Credit Limit set forth in Section 1.1 of this Loan Agreement, loans outstanding under the Master Loan and Security Agreement dated as of September 1, 1997 between Borrower and TBCC (the "Equipment Loan Agreement") shall not be taken into account, but for all other purposes of this Loan Agreement all present and future loans and all other present and future indebtedness, liabilities and obligations of Borrower under the Equipment Loan Agreement shall be included in the "Obligations" as used in this Loan Agreement. In the event of any conflicts between the provisions of this Agreement and the Equipment Loan Agreement, the provision that grants TBCC greater rights shall control.

2. INTEREST. (Section 2.1): The interest rate in effect throughout each calendar month during the term of this Agreement shall be the highest "Base Rate" in effect during such month, plus 2% per annum, provided that the interest rate in effect in each month shall not be less than 9% per annum, and provided that the interest charged for each month shall be a minimum of $7,500, regardless of the amount of the Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Base Rate" shall mean the higher of (a) the highest prime, base or equivalent rate of interest announced from time to time by Citibank, N.A., First National Bank of Chicago and Bank of America National Trust and Savings Association (which may not be the lowest rate of interest charged by such bank) and (b) the published annualized rate for 90-day dealer commercial paper which appears in the "Money Rates" section of The Wall Street
                                                             ---------------
                     Journal.
                     --------

     TBCC                                SCHEDULE TO LOAN AND SECURITY AGREEMENT

     ---------------------------------------------------------------------------
3.  FEES (Section 2.2):

                   Loan Fee:  $15,000, payable concurrently herewith.

                   Termination Fee: An amount equal to $5,000 multiplied by each month (or portion thereof) from the effective date of termination to the Maturity Date, which Termination Fee shall be payable on the date of termination.

4.  MATURITY DATE (Section 1.6):  MAY 31, 1999 (the "Maturity Date"), subject to automatic renewal and early termination as provided in Section 1.6 above.

5.  REPORTING (Section 5.10): Borrower shall provide TBCC with the following reports:

                   (a)  Monthly Financial Statements. Monthly unaudited
                        -----------------------------
                        financial statements, as soon as available, and in any event within 30 days after the end of each month.

                   (b)  Monthly Receivable Agings. Monthly Receivable agings,
                        --------------------------
                        aged by invoice date, within 10 days after the end of each month.

                   (c)  Monthly Payable Agings.  Monthly accounts payable
                        -----------------------
                        agings, aged by invoice date, and outstanding or held check registers within 10 days after the end of each month.

                   (d)  Monthly Compliance Certificates.  As soon as available,
                        --------------------------------
                        but not later than thirty days after the end of each month, a Compliance Certificate, with an attached schedule of calculations demonstrating compliance or indicating non-compliance with any Financial Covenants.

                   (e)  Quarterly Financial Statements.  Quarterly unaudited
                        -------------------------------
                        financial statements, as soon as available, and in any event within 30 days after the end of each fiscal quarter of Borrower.

                   (f)  Annual Financial Statements.  As soon as available, but
                        ----------------------------
                        not later than 90 days after the end of the Borrower's fiscal year, (A) Borrower's annual audited Financial Statements; (B) a comparison in reasonable detail to the prior year's audited Financial Statements; (C) the Auditors' opinion without Qualification, a "Management Letter" and a statement indicating that the Auditors have not obtained knowledge of the existence of any Default or Event of Default during their audit; (D) a narrative discussion of Borrower's financial condition and results of operations and the liquidity and capital resources for such fiscal year.

6.  BORROWER INFORMATION:


                   (a). Prior Names of Borrower (Section 4.11): Orpheus Network
                        Services, Inc.

                   (b). Prior Trade Names of Borrower (Section 4.11): None

                   (c). Existing Trade Names of Borrower (Section 4.11): None

     TBCC                                SCHEDULE TO LOAN AND SECURITY AGREEMENT

     ---------------------------------------------------------------------------
        (d). Other Places of Business and Locations of Collateral (Section 4.2); See Representations and Warranties form of the Borrower dated
             March 30, 1998.

7.  FACSIMILE NUMBERS:

                     Borrower:  (510) 433-7811

                     TBCC:  (818) 995-9148

8.  CLOSING DEADLINE (Section 1.8): MAY 31, 1998



Borrower:                              TBCC:

PILOT NETWORK SERVICES, INC.           TRANSAMERICA BUSINESS CREDIT CORPORATION



By[SIGNATURE ILLEGIBLE]                By___________________________________
  ---------------------------
  President or Vice President          Title________________________________

                                   EXHIBIT A

                             Form of Legal Opinion

                                      -4-